                                                                    Exhibit 31.2

                      NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER
                            SECTION 302 CERTIFICATION

I, Linda J. Haines, certify that:
          1.   I have  reviewed  this  annual  report on Form 10-K of  Nutrition
               Management Services Company;
          2.   Based on my  knowledge,  this annual  report does not contain any untrue  statement of a material  fact or omit to state a material fact  necessary  to make  the  statements  made,  in light of the
               circumstances   under  which  such   statements  were  made,  not
               misleading  with  respect  to the period  covered by this  annual report;
          3.   Based  on my  knowledge,  the  financial  statements,  and  other financial  information  included  in this annual  report,  fairly present in all material respects the financial condition, results of  operations  and cash flows of the  registrant as of, and for, the periods presented in this annual report;
          4.   The registrant's  other certifying  officer and I are responsible
               for   establishing  and  maintaining   disclosure   controls  and
               procedures  (as  defined  in  Exchange  Act Rules  13a-15(e)  and
               15d-15(e)) for the registrant and have:
               a.   designed such  disclosure  controls and procedures or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;
               b.   evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and
               c.   disclosed  in this  report  any  change in the  registrant's internal  control over  financial  reporting  that  occurred during the  registrant's  most recent  fiscal  quarter  (the
                    Registrant's  fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or is  reasonably likely  to  materially  affect,  the  registrant's  internal control over financial reporting; and
          5.   The registrant's  other certifying  officer and I have disclosed, based on our most  recent  evaluation  of internal  control  over financial reporting,  to the registrant's  auditors and the audit committee  of the  registrant's  board of  directors  (or persons performing the equivalent functions):
               a.   all significant  deficiencies and material weaknesses in the design or  operation  of internal  controls  over  financial reporting  which are reasonably  likely to adversely  affect the registrant's ability to record,  process,  summarize and report financial information; and
               b.   any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal controls over financial reporting.

               By: /s/ Linda J. Haines
                   ------------------------------
                   Linda J. Haines
                   Principal Financial Manager
               Date: October 20, 2006